UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2008
Donegal Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15341	23-02424711

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1195 River Road, Marietta, Pennsylvania	17547

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: 717-426-1931
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
          On February 11, 2008, Atlantic States Insurance Company, our largest subsidiary, entered into an amendment to the intercompany pooling agreement between it and Donegal Mutual Insurance Company, which will become effective on March 1, 2008. We received regulatory approval of the amendment on February 11, 2008. The amendment increases Atlantic States Insurance Company’s share of the intercompany pool from 70% to 80% effective March 1, 2008.
          We refer you to our Form 8-K report filed with the Securities and Exchange Commission on January 30, 2008, which we incorporate herein by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

10.1	Amendment V to Proportional Reinsurance Agreement, dated as of February 11, 2008 between Donegal Mutual Insurance Company and Atlantic States Insurance Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONEGAL GROUP INC.
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller,
Senior Vice President and Chief Financial Officer

Date: February 13, 2008